UNITED STATES BANKRUPTCY COURT
_______ DISTRICT OF Delaware

In re KaloBios Pharmaceuticals, Inc.

Case No. 15-12628 (LSS)
Reporting Period: 12/30-12/31/15

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements		X		
Cash disbursements journals		X		
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt		n/a		
Copies of tax returns filed during reporting period		n/a		
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor ____________ Date ____________

Signature of Joint Debtor ____________ Date ____________

Dean Witter III (signature)
Signature of Authorized Individual*

3-15-2016
Date

Dean Witter III
Printed Name of Authorized Individual

Interim Chief Financial Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re___Kalobios, Inc________
Debtor

Case No. __15-12628 (LSS)________________
Reporting Period: ____12/30/2015 - 12/31/2015________

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	191,946.11	0.00	0.00	0.00	191,946.11		191,946.11	
RECEIPTS								
CASH SALES	0.00							
ACCOUNTS RECEIVABLE	0.00							
LOANS AND ADVANCES	0.00							
SALE OF ASSETS	0.00							
OTHER (ATTACH LIST)	8,221,741.85				8,221,741.85		8,221,741.85	
TRANSFERS (FROM DIP ACCTS)	0.00							
TOTAL RECEIPTS	8,221,741.85				8,221,741.85		8,221,741.85	
DISBURSEMENTS								
NET PAYROLL	38,952.46				38,952.46		38,952.46	
PAYROLL TAXES	22,696.88				22,696.88		22,696.88	
SALES, USE, & OTHER TAXES								
INVENTORY PURCHASES								
SECURED/ RENTAL/ LEASES								
INSURANCE								
ADMINISTRATIVE								
SELLING								
OTHER (ATTACH LIST)								
OWNER DRAW *								
TRANSFERS (TO DIP ACCTS)								
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	61,649.34				61,649.34		61,649.34	
NET CASH FLOW	(61,649.34)				(61,649.34)		(61,649.34)	
(RECEIPTS LESS DISBURSEMENTS)								
CASH - END OF MONTH	8,352,038.62				8,352,038.62		8,352,038.62	

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	61,649.34
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

Kalobios Pharmaceuticals,Inc.
12/30/2015 - 12/31/2015

Financial Row	Type	Date	Document N	Name	Amount	Balance
ASSETS					$0.00	$0.00
Current Assets					$0.00	$0.00
Bank					$0.00	$0.00
1001 - Comerica-checking					$0.00	$8,406,448.85
	Journal	12/30/2015	1066	Payroll Adjustment	$42.48	$8,406,491.33
	Journal	12/30/2015	1066	Payroll Adjustment	$3,510.07	$8,410,001.40
	Journal	12/30/2015	1066	12/30/2015 Payroll Tax	($22,696.88)	$8,387,304.52
	Journal	12/30/2015	1066	12/30/2015 Payroll	($38,952.46)	$8,348,352.06
	Journal	12/30/2015	1078	Medicare Adjustment	($4.62)	$8,348,347.44
Total - 1001 - Comerica-checking					($58,101.41)	$8,348,347.44
Total Bank					($58,101.41)	$8,348,347.44
Total Current Assets					($58,101.41)	$8,348,347.44
Total ASSETS					($58,101.41)	$8,348,347.44

In re__Kalobios, Inc.__________________
Debtor

Case No. __ 15-12628 (LSS)
Reporting Period:__12/30/2015 - 12/31/2015____

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other	
	#		#		#		#	
BALANCE PER BOOKS								
BANK BALANCE								
(+) DEPOSITS IN TRANSIT (ATTACH LIST)								
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)	**See Attachments from NetSuite Reconciliation**							
ADJUSTED BANK BALANCE *								
* Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER								

Kalobios Pharmaceuticals,Inc.
Reconciliation Summary - 1001 Comerica-checking
As of 12/31/2015

ID	BALANCE
Reconciled	
Cleared Deposits and Other Credits	10,417,013.98
Cleared Checks and Payments	(2,202,177.36)
Total - Reconciled	**8,214,836.62**
Last Reconciled Statement Balance - 11/30/2015	169,328.95
Current Reconciled Balance	8,384,165.57
Reconcile Statement Balance - 12/31/2015	8,384,165.57
Difference	0.00
Unreconciled	
Uncleared	
Deposits and Other Credits	4,019.41
Checks and Payments	(42,431.02)
Total - Uncleared	**(38,411.61)**
Cleared	
Checks and Payments	(548.86)
Total - Cleared	**(548.86)**
Total - Unreconciled	**(38,960.47)**
Total as of 12/31/2015	**8,345,205.10**

Kalobios Pharmaceuticals,Inc.
Reconciliation Detail - 1001 Comerica-checking
As of 12/31/2015

ID	TRANSACTION TYPE	DATE	DOCUMENT NUMBER	BALANCE
Reconciled				
Cleared Deposits and Other Credits				
	Journal	12/2/2015	1050	2,576.00
	Journal	12/3/2015	1049	2,150,000.00
	Journal	12/15/2015	1052	244.66
	Journal	12/15/2015	1051	8,218,193.92
	Journal	12/16/2015	1053	45,999.40
Total - Cleared Deposits and Other Credits				**10,417,013.98**
Cleared Checks and Payments				
	Bill Payment	9/28/2015	16813	(955.00)
	Bill Payment	11/5/2015	16960	(3,712.50)
	Bill Payment	11/19/2015	16994	(539.68)
	Bill Payment	11/23/2015	17004	(21,433.76)
	Bill Payment	11/30/2015	17005	(74,000.12)
	Journal	12/1/2015	1067	(25.00)
	Journal	12/2/2015	1054	(20,000.00)
	Journal	12/3/2015	1062	(7,804.02)
	Journal	12/3/2015	1077	(250,000.00)
	Journal	12/4/2015	1068	(1,428.14)
	Bill Payment	12/4/2015	17006	(2,552.00)
	Bill Payment	12/4/2015	17008	(2,595.69)
	Bill Payment	12/4/2015	17009	(60.98)
	Bill Payment	12/4/2015	17011	(7,620.46)
	Bill Payment	12/4/2015	Wire Transfer - Mayo Clinic	(46,770.00)
	Bill Payment	12/4/2015	17015	(70.00)
	Bill Payment	12/4/2015	9488061388	(8,390.35)
	Bill Payment	12/4/2015	17013	(4,041.37)
	Bill Payment	12/4/2015	17014	(565.41)
	Bill Payment	12/4/2015	17010	(8,480.00)
	Bill Payment	12/4/2015	17007	(101.85)
	Journal	12/7/2015	1063	(91,305.00)
	Journal	12/9/2015	1055	(25,000.00)
	Journal	12/9/2015	1064	(21,320.11)
	Bill Payment	12/9/2015	17016	(375.00)
	Journal	12/10/2015	1073	(517.16)
	Bill Payment	12/10/2015	17017	(15,392.34)
	Journal	12/11/2015	1076	(428.39)
	Journal	12/11/2015	1069	(172.93)
	Bill Payment	12/11/2015	17018	(1,500.00)
	Bill Payment	12/11/2015	17019	(17,240.00)
	Journal	12/15/2015	1065	(91,179.03)
	Journal	12/16/2015	1074	(2,074.33)
	Journal	12/16/2015	1072	(25.00)
	Bill Payment	12/16/2015	17023	(7,872.64)
	Check	12/17/2015	17033	(1,109.43)

	Journal	12/17/2015	1056	(454,000.00)
	Bill Payment	12/17/2015	17032	(1,746.95)
	Bill Payment	12/17/2015	17036	(152.36)
	Bill Payment	12/17/2015	17038	(25,662.50)
	Bill Payment	12/17/2015	17040	(22,411.25)
	Journal	12/18/2015	1070	(554.98)
	Journal	12/21/2015	1057	(500,000.00)
	Journal	12/21/2015	1058	(175,000.00)
	Check	12/23/2015	17035	(147.85)
	Journal	12/23/2015	1059	(40,000.00)
	Journal	12/24/2015	1071	(5,545.70)
	Journal	12/29/2015	1060	(100,000.00)
	Journal	12/29/2015	1061	(50,000.00)
	Bill Payment	12/29/2015	Wire Transfer	(28,644.12)
	Journal	12/30/2015	1078	(4.62)
	Journal	12/30/2015	1066	(61,649.34)
Total - Cleared Checks and Payments				**(2,202,177.36)**
Total - Reconciled				**8,214,836.62**
Last Reconciled Statement Balance - 11/30/2015				169,328.95
Current Reconciled Balance				8,384,165.57
Reconcile Statement Balance - 12/31/2015				8,384,165.57
Difference				0.00
Unreconciled				
Uncleared				
Deposits and Other Credits				
	Journal	12/15/2015	1065	267.68
	Journal	12/17/2015	1103	199.18
	Journal	12/30/2015	1066	3,552.55
Total - Deposits and Other Credits				**4,019.41**
Checks and Payments				
	Bill Payment	6/17/2013	13001	(11.05)
	Bill Payment	6/17/2013	13002	(6.43)
	Bill Payment	8/20/2013	13219	(8,751.50)
	Bill Payment	9/21/2015	16780	(1.41)
	Bill Payment	11/14/2015	17043	(21,705.00)
	Bill Payment	12/4/2015	17012	(11,756.45)
	Check	12/17/2015	17034	(199.18)
Total - Checks and Payments				(42,431.02)
Total - Uncleared				(38,411.61)
Cleared				
Checks and Payments				
	Bill Payment	6/17/2013	12972	(10.19)
	Bill Payment	6/17/2013	12947	(7.07)
	Bill Payment	6/17/2013	13018	(0.02)
	Bill Payment	6/17/2013	13038	(1.41)
	Bill Payment	6/17/2013	13040	(12.74)
	Bill Payment	6/17/2013	12990	(13.62)
	Bill Payment	6/17/2013	12974	(6.26)
	Bill Payment	6/17/2013	12988	(6.18)
	Bill Payment	6/17/2013	12978	(8.50)
	Bill Payment	6/17/2013	12995	(14.19)

	Bill Payment	6/17/2013	12952	(6.51)
	Bill Payment	6/17/2013	12949	(9.09)
	Bill Payment	6/17/2013	12970	(19.15)
	Bill Payment	6/17/2013	12971	(5.24)
	Bill Payment	6/17/2013	13032	(11.05)
	Bill Payment	6/17/2013	12999	(16.56)
	Bill Payment	6/17/2013	12973	(6.71)
	Bill Payment	6/17/2013	12969	(13.70)
	Bill Payment	6/17/2013	12975	(14.95)
	Bill Payment	6/17/2013	12956	(7.03)
	Bill Payment	6/17/2013	12989	(0.19)
	Bill Payment	7/16/2014	14806	(358.50)
Total - Checks and Payments				(548.86)
Total - Cleared				(548.86)
Total - Unreconciled				(38,960.47)
Total as of 12/31/2015				8,345,205.10

STATEMENT OF ACCOUNT

80948

KALOBIOS PHARMACEUTICALS INC
OPERATING ACCOUNT
442 LITTLEFIELD AVENUE
SOUTH SAN FRANCISCO CA 94080

Commercial Checking
statement
December 1, 2015 to **December 31, 2015**
Account number [illegible]5328

Account summary

Beginning balance on December 1, 2015	**$169,328.95**
Plus deposits	
Electronic deposits	$10,371,014.58
Paper deposits	$45,999.40
Less withdrawals	
Checks	-$220,339.14
Electronic (EFT) withdrawals	-$1,981,409.83
Fees and service charges	-$428.39
Ending balance on December 31, 2015	**$8,384,165.57**

To contact us

Call
(800) 269-9050

Visit our web site
www.comerica.com

Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348

Important information

Our records indicate that you may have received the following service at a lower cost than what had been previously disclosed: Automated Standing Transfer $10/wire, Domestic Wire Phone Notification $28/call. Beginning February 1, 2016 we will impose the disclosed fee for this service.

The Account Balance Fee for this statement period for this account is $0.125/$1,000.

Thank you

Commercial Checking **statement**
December 1, 2015 to December 31, 2015

[redacted]

Commercial Checking account details: 5328

Electronic deposits this statement period

Date	Amount ($)	Activity	Reference numbers: Customer	Reference numbers: Bank
Dec 02	2,576.00	Wire # 001053 Org Alliance Analy Fed # 002919		9465000901
Dec 03	2,150,000.00 ✓	Wire # 004215 Org Kalobios Pharm Fed # 004055		9485000880
Dec 03	200,000.00 •	Wire # 003604 Org Michael Smith Fed # 002767		9485000879
Dec 03	50,000.00	Wire # 004501 Org Mr Michael W H Fed # 009942		9485000878
Dec 04	3,000,000.00	Wire # 003431 Org Gregory E Rea Fed # 001218		9485001000
Dec 04	1,500,011.20	Wire # 005815 Org Armistice Capi Fed # 004099		9485000999
Dec 04	200,000.00	Wire # 002874 Org Thomas E Ferna Fed # 006894		9485000908
Dec 04	49,991.00	Wire # 001837 Org Euku Llc Fed # 007130		9485000997
Dec 04	30,000.00	Wire # 001209 Org Megan E Robert Fed # 000087		9485000906
Dec 07	125,000.00	Wire # 004359 Org Nancy Retzlaff Fed # 004609		9485000948
Dec 07	75,000.00	Wire # 001429 Org Christopher L Fed # 001595		9485000947
Dec 07	20,000.00	Wire # 004459 Org Louis Karim GA Fed # 001979		9485000946
Dec 08	500,000.00	Wire # 001458 Org Collection Xii Fed # 005744		9485000983
Dec 08	100,000.00	Wire # 002577 Org Kevin P Mullea Fed # 010009		9485000982
Dec 09	500,000.00	Wire # 001659 Org Claridge Capit Fed # 014384		9485000919
Dec 09	293,200.00	Wire # 004205 Org Marek L Bieste Fed # 012488		9485000918
Dec 09	100,000.00	Wire # 004921 Org Anthion Partne Fed # 030417		9485000917
Dec 10	1,000,000.00	Wire # 001939 Org 1/gritti Botta Fed # 000530		9485000996
Dec 11	150,000.00	Wire # 004554 Org Claridge Capit Fed # 028851		948500110
Dec 14	199,991.72	Wire # 000437 Org Ubs Ag Austral Fed # 000243		948500107
Dec 15	125,000.00 •	Wire # 005334 Org Edward Painter Fed # 014460		948500110
Dec 15	244.66	Igoe And Company Cash Disb 770557236		9488092856

Total Electronic Deposits: $10,371,014.58
Total number of Electronic Deposits: 22

Paper deposits this statement period

Date	Amount($)	Reference numbers: Customer	Reference numbers: Bank	Date	Amount($)	Reference numbers: Customer	Reference numbers: Bank
Dec 16	45,999.40		0485001812				

Total Paper Deposits: $45,999.40
Total number of Paper Deposits: 1

Checks paid this statement period

* This symbol indicates a break in check number sequence
♦ This symbol indicates an original item not enclosed
e This symbol indicates a break in check number sequence and an original item not enclosed

Check number	Amount ($)	Date paid	Bank reference number	Check number	Amount ($)	Date paid	Bank reference number
♦ 16813	-955.00	Dec 10	0976952068	♦ 17014	-565.41	Dec 10	0976313773
e 16960	-3,712.50	Dec 03	0975747766	♦ 17015	-70.00	Dec 15	0970492206
e 16994	-539.68	Dec 01	0975210402	♦ 17016	-375.00	Dec 09	0976694561
e 17004	-21,433.76	Dec 01	0975312178	♦ 17017	-15,392.34	Dec 10	0976932338
♦ 17005	-74,000.12	Dec 07	0976062661	♦ 17018	-1,500.00	Dec 14	0970139979
♦ 17006	-2,552.00	Dec 21	0971264024	♦ 17019	-17,240.00	Dec 17	0970921247
♦ 17007	-101.85	Dec 21	0960047829	e 17023	-7,872.64	Dec 17	0970967886
♦ 17008	-2,595.69	Dec 15	0970468417	e 17032	-1,746.95	Dec 24	0972137088
♦ 17009	-60.98	Dec 09	0976645119	♦ 17033	-1,100.43	Dec 22	0971072945
♦ 17010	-8,480.00	Dec 08	0976414278	e 17035	-152.36	Dec 28	0972214238
♦ 17011	-7,620.46	Dec 08	0976615911	♦ 17036	-147.85	Dec 23	0972036696
♦ 17013	-4,041.37	Dec 09	0976680558	e 17038	-22,411.25	Dec 24	0972086261

STATEMENT OF ACCOUNT

Commercial Checking **statement**
December 1, 2015 to December 31, 2015

Commercial Checking: 5328

Checks paid this statement period (continued)

- This symbol indicates a break in check number sequence
- This symbol indicates an original item not enclosed
- This symbol indicates a break in check number sequence and an original item not enclosed

Check number	Amount ($)	Date paid	Bank reference number	Check number	Amount ($)	Date paid	Bank reference number
•17040	-25,662.50	Dec 24	0972086262				

Total checks paid this statement period: -$220,339.14
Total number of checks paid this statement period: 25

Electronic withdrawals this statement period

Date	Amount ($)	Activity	Reference numbers Customer	Reference numbers Bank
Dec 01	-25.00	Sterling Opcbhsa 8006174729 151201		9488067790
Dec 02	-20,000.00	Wire # 102577 Bnf Marcum Llp Fed # 001537		9485003095
Dec 03	-250,000.00	Wire # 103211 Bnf Savant Hwp, IN Fed # 001670		9485003113
Dec 03	-5,772.91	ADP Eepay/garnwc Eepay/garn 536058923683di2		9488592393
Dec 03	-2,031.11	ADP Tax/401k Tax/401k 151203 R7di2 120408a01		9488591702
Dec 04	-46,770.00	Wire # 101830 Bnf Mayo Clinic Fed # 000558		9485003276
Dec 04	-1,428.14	ADP Payroll Fees ADP - Fees 2rdi2 0046782		9488781329
Dec 07	-47,812.05	ADP Tax/401k Tax/401k 151207 R7di2 120708a01		9488641888
Dec 07	-43,492.95	ADP Eepay/garnwc Eepay/garn 690041874516di2		9488642657
Dec 07	-8,390.35	Amex Epayment ACH Pmt 151204 Cop000002901827		9488776484
Dec 09	-25,000.00	Wire # 100373 Bnf Marcum Llp Fed # 000361		9485003145
Dec 09	-15,966.94	ADP Eepay/garnwc Eepay/garn 516060384838di2		9488711127
Dec 09	-5,353.17	ADP Tax/401k Tax/401k 151209 R7di2 120908a01		9488822915
Dec 10	-517.16	Fidelity 49609 C Fprs 151209 49609 001		9488273225
Dec 11	-172.93	ADP Payroll Fees ADP - Fees 2rdi2 0377745		9488570378
Dec 14	-54,919.60	ADP Eepay/garnwc Eepay/garn 630037353179di2		9488179925
Dec 14	-36,259.43	ADP Tax/401k Tax/401k 151214 R7di2 121508a01		9488166456
Dec 16	-2,074.33	Fidelity 49609 C Fprs 151215 49609 001		9488502051
Dec 16	-25.00	Sterling Opcbhsa 8006174729 151216		9488609099
Dec 17	-454,000.00	Wire # 104487 Bnf Willis Of New Fed # 002782		9485003805
Dec 18	-554.98	ADP Payroll Fees ADP - Fees 2rdi2 0664832		9488201241
Dec 21	-500,000.00	Wire # 100409 Bnf Hogan Lovells Fed # 000285		9485003910
Dec 21	-175,000.00	Wire # 100408 Bnf Willis Of New Fed # 000286		9485003900
Dec 23	-40,000.00	Wire # 103296 Bnf Merrill Lynch Fed # 001793		9485004582
Dec 24	-5,545.70	Tlc Admin Fsa Claims		9488531131
Dec 29	-100,000.00	Wire # 103784 Bnf Dickstein Shap Fed # 001892		9485003831
Dec 29	-50,000.00	Wire # 103821 Bnf Morris, Nichol Fed # 001919		9485003830
Dec 29	-28,644.12	Wire # 103870 Bnf The Brenner Gr Fed # 001953		9485003829
Dec 30	-38,952.46	ADP Eepay/garnwc Eepay/garn 559058187540di2		9488511230
Dec 30	-22,701.50	ADP Tax/401k Tax/401k 151230 R7di2 123109a01		9488429510

Total Electronic Withdrawals: -$1,981,409.83
Total number of Electronic Withdrawals: 30

Commercial Checking statement
December 1, 2015 to December 31, 2015

Commercial Checking: 5328

Fees and service charges this statement period

Date	Amount ($)	Activity	Bank reference number
Dec 11	-428.39	Service Charge	0006077139

Total Fees and Service Charges: -$428.39
Total number of Fees and Service Charges: 1

Lowest daily balance

Your lowest daily balance this statement period was $129,906.51 on December 2, 2015.

CAPITAL
ADVISORS GROUP

Month - End Statement

December 31, 2015

Prepared For:

KALOBIOS PHARMACEUTICALS INC. (DE2460)

CAPITAL ADVISORS GROUP

KALOBIOS PHARMACEUTICALS INC. (DE2460)
Holdings Statement - 12/31/2015

Investment	Cusip	Asset Type	Coupon Rate	Maturity	Settlement Date	Days to Maturity from: Purch	Days to Maturity from: Statement	Units (Par Value)	Investment at Cost	Adjusted Book Value	Market Value	Unrealized Gain/Loss
Cash & Equivalents												
DREYFUS CASH MANAGEMENT FUND	CM1DICXA7	CSH	0.000					3,691.14	3,691.14	3,691.14	3,691.14	0.00
	Cash & Equivalents Total:							3,691.14	3,691.14	3,691.14	3,691.14	0.00
	Total Portfolio							**3,691.14**	**3,691.14**	**3,691.14**	**3,691.14**	**0.00**

CAPITAL ADVISORS GROUP

KALOBIOS PHARMACEUTICALS INC. (DE2460)

Income Statement for 12/01/2015 to 12/31/2015

Investment	Cusip	Coupon Rate	Maturity	Units (Par Value)	Principal Premium/ Discount	Period Amortization/ Accretion	Beginning Accrued Interest	Period Interest Earned	Period Interest Paid	Purchased Interest	Transferred Interest	Ending Accrued Interest	Premium Adjusted Earning
Cash & Equivalents													
DREYFUS CASH MANAGEMENT FUND	CM1DICXA7	0.00		3,691.14	0.00	0.00	149.06	6.40	149.03	0.00	0.00	6.43	6.40
	Cash & Equivalents Total:			3,691.14	0.00	0.00	149.06	6.40	149.03	0.00	0.00	6.43	6.40
	Total Portfolio			3,691.14	0.00	0.00	149.06	6.40	149.03	0.00	0.00	6.43	6.40

CAPITAL ADVISORS GROUP

KALOBIOS PHARMACEUTICALS INC.
December-2015

	CASH & EQUIV.		S/T INVEST		L/T INVEST	
	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST
Opening Book Value./Accrued Inc. 11/30/15	2,153,691.17	149.06	0.00	0.00	0.00	0.00
Cash Outflow for Investment Purchased	0.00		0.00		0.00	
Cash Inflow for Matured Investments	0.00					
Investments Matured			0.00		0.00	
Capital Gains/Losses Long	0.00					
Capital Gains/Losses Short	0.00					
Investments Sold	0.00		0.00		0.00	
Investments Reclassified			0.00	0.00	0.00	0.00
Investments Transferred Out	0.00	0.00	0.00	0.00	0.00	0.00
Investments Transferred In	0.00		0.00		0.00	
Accrued Interest Purchased (Outflow)	0.00	0.00		0.00		0.00
Ending Accrued		6.43		0.00		0.00
Interest Paid - Transferred to Cash	149.03	149.03		0.00		0.00
Interest Transferred in with Investments		0.00		0.00		0.00
Month's Premium Amortization	0.00		0.00		0.00	
Cash Inflows	0.00					
Realized Gains/Losses	0.00					
Cash Outflows -Expenses	-149.06					
Cash Outflows - Transfers	-2,150,000.00					
Ending Book Val./Int. Earned	3,691.14	6.40	0.00	0.00	0.00	0.00
Unrealized Gain/Loss	0.00		0.00		0.00	
Ending Market Value/Ending Accrued	3,691.14	6.43	0.00	0.00	0.00	0.00
Net Change in Unrealized Gain/Loss	0.00		0.00		0.00	

	Earnings	Prem. Adj. Earnings
Net Earning Cash Equiv.	6.40	6.40
Net Earning S/T Inv.	0.00	0.00
Net Earning L/T Inv.	0.00	0.00
	6.40	6.40

Adj. Book Value	3,691.14
Market Value	3,691.14
Ending Accrued	6.43
Fees Payable:	0.37

*Interest earned calculation: Ending accrued minus beginning accrued, plus interest paid, minus interest purchased.

CAPITAL
ADVISORS GROUP

12/31/2015

Herb Cross
Kalobios Pharmaceuticals, Inc.
442 Littlefield Avenue
South San Francisco, CA 94080

Dear Herb,

Custody and advisory fees incurred on your account for the month were equal to the following:
$0.37

This figure was calculated on month-end market values plus the total ending accrued interest equal to:
$3,697.57 based on the following fee schedule on total assets

$0.00	-	$30,000,000.00	12.0	basis points
$30,000,000.00	-	$50,000,000.00	9.0	basis points
$50,000,000.00	-	Balance	8.0	basis points

Your liquidity account will be debited on or about the tenth of the month.

As always, thank you for the opportunity to serve you.

In re___Kalobios, Inc. ___________________
Debtor

Case No. _15-12628 (LSS)________________
Reporting Period:__12/30/2015 - 12/31/2015___

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
NO PROFESSIONAL FEES PAID DURING THIS PERIOD									

FORM MOR-1b
(04/07)

STATEMENT OF ACCOUN'

80948

KALOBIOS PHARMACEUTICALS INC
MONEY MARKET ACCOUNT
442 LITTLEFIELD AVENUE
SOUTH SAN FRANCISCO CA 94080

***Premium Business Money Market Account* statement**

December 1, 2015 to **December 31, 2015**
Account number 5336

Account summary

Beginning balance on December 1, 2015	**$244,507.57**
Plus deposits	
Interest	$31.15
Ending balance on December 31, 2015	**$244,538.72**

Interest rates on December 31, 2015
Interest rates we paid at the end of this statement period:

- on balances of $1 to $49,999 : 0.05%
- on balances of $50,000 to $99,999 : 0.10%
- on balances of $100,000 to $499,999 : 0.15%
- on balances of $500,000 to $999,999 : 0.15%
- on balances of $1,000,000 to $4,999,999 : 0.15%
- on balances of $5,000,000 to $9,999,998 : 0.15%
- on balances of $9,999,999 or more: 0.15%

Summary of interest earned

- Interest paid to you this statement period: $31.15
- Total interest paid to you this year: $316.19

To contact us

Call
(800) 269-9050

Visit our web site
www.comerica.com

Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348

Important information

Our records indicate that you may have received the following service at a lower cost than what had been previously disclosed: Automated Standing Transfer $10/wire, Domestic Wire Phone Notification $28/call. Beginning February 1, 2016 we will impose the disclosed fee for this service.

The Account Balance Fee for this statement period for this account is $0.00/$1,000.

Thank you

Premium Business Money Market Account **statement**
December 1, 2015 to December 31, 2015

Premium Business Money Market Account account details 5336

Other deposits this statement period

			Reference numbers	
Date	Amount ($)	Activity	Customer	Bank
Dec 31	31.15	Interest		I-GEN12050

Total Other Deposits: $31.15
Total number of Other Deposits: 1

Lowest daily balance

Your lowest daily balance this statement period was **$244,507.57** on **December 1, 2015.**

Journal

1066 **APPROVED FOR POSTING**

Actions

Primary Information

ENTRY NO.
1066

CURRENCY
US Dollar

EXCHANGE RATE
1.00

APPROVED

DATE
12/30/2015

POSTING PERIOD
Dec 2015

REVERSAL #

REVERSAL DATE

MEMO
Payroll JE - Current Staff 12/30/2015

Classification

CLASS

Lines Communication Related Records System Information

62,922.94 •

ACCOUNT	DEBIT	CREDIT	MEMO	NAME	DEPARTMENT	SCHEDULE	START DATE	END DATE	RESIDUAL	HISTORY
1001 Comerica-checking	42.48		Payroll JE - Current Staff 12/30/2015		100 G &A : 110 Finance					History
1001 Comerica-checking	3,510.07		Payroll JE - Current Staff 12/30/2015		200 R&D : 225 Clinical					History
6010 Payroll & Benefits : Salaries	4,405.54		Payroll JE - Current Staff 12/30/2015		100 G &A : 110 Finance					History
6010 Payroll & Benefits : Salaries	37,944.68		Payroll JE - Current Staff 12/30/2015		200 R&D : 225 Clinical					History
6010 Payroll & Benefits : Salaries	5,625.00		Payroll JE - Current Staff 12/30/2015		200 R&D : 230 Drug Safety					History
6015 Payroll & Benefits : Payroll Tax	7,916.67		Payroll JE - Current Staff 12/30/2015		100 G &A : 110 Finance					History
6015 Payroll & Benefits : Payroll Tax	2,145.41		Payroll JE - Current Staff 12/30/2015		200 R&D : 225 Clinical					History
6015 Payroll & Benefits : Payroll Tax	427.28		Payroll JE - Current Staff 12/30/2015		200 R&D : 230 Drug Safety					History
6015 Payroll & Benefits : Payroll Tax	586.80		Payroll JE - Current Staff 12/30/2015		200 R&D : 235 Biometrics					History

6015 Payroll & Benefits : Payroll Tax	1.58		Payroll JE - Current Staff 12/30/2015	920 Information Technology	History
6021 Payroll & Benefits : Fringe Benefits : Health Insurance		669.44	Payroll JE - Current Staff 12/30/2015	100 G &A : 110 Finance	History
1001 Comerica-checking		22,696.88	Payroll JE - Current Staff 12/30/2015	100 G &A : 110 Finance	History
1001 Comerica-checking		38,952.46		100 G &A : 110 Finance	History
2213 ESPP Liability		554.16		100 G &A : 110 Finance	History
2220 Sec 125 Payable		50.00		100 G &A : 110 Finance	History
6015 Payroll & Benefits : Payroll Tax	317.43			100 G &A : 110 Finance	History

Actions

Journal

1078 APPROVED FOR POSTING

Actions

Primary Information

ENTRY NO.
1078

CURRENCY
US Dollar

EXCHANGE RATE
1.00

APPROVED

DATE
12/30/2015

POSTING PERIOD
Dec 2015

REVERSAL #

REVERSAL DATE

MEMO
Medicare - Reclac Adjustment

Classification

CLASS

Lines Communication Related Records System Information

4.62 •

ACCOUNT	DEBIT	CREDIT	MEMO	NAME	DEPARTMENT	SCHEDULE	START DATE	END DATE	RESIDUAL	HISTORY
6021 Payroll & Benefits : Fringe Benefits : Health Insurance	4.62		Medicare - Reclac Adjustment		100 G &A : 110 Finance					History
1001 Comerica-checking		4.62	Medicare - Reclac Adjustment		100 G &A : 110 Finance					History

Actions

Kalobios Pharmaceuticals,Inc.
Income Statement
December 30, 2015 - December 31, 2015

Financial Row	Amount
Ordinary Income/Expense	
Gross Profit	$0.00
Expense	
6000 - Payroll & Benefits	
6010 - Salaries	$47,975.22
6015 - Payroll Tax	$16,193.59
6017 - Bonus	$68,548.87
6018 - Fringe Benefits	
6021 - Health Insurance	($664.82)
6022 - Vision & Dental Insurance	$4,514.43
Total - 6018 - Fringe Benefits	**$3,849.61**
6025 - Vacation	$7,106.35
6030 - Workers Comp	$2,542.33
Total - 6000 - Payroll & Benefits	**$146,215.97**
6600 - Office & Facility Expenses	
6603 - Software - Expense	$2,876.00
6608 - Filing Fees	$8,073.33
6610 - Dues & Subscriptions	$17,250.00
6630 - Facility Lease	($2,191.64)
6631 - Business Insurance	$167,048.99
6632 - Facility maintenance	$930.50
6637 - Facility Security	$345.00
6670 - Equip and Storage Rent Exp.	$102.83
Total - 6600 - Office & Facility Expenses	**$194,435.01**
6700 - Outside Services	
6703 - License Fees	$12,916.66
6705 - Contracted Research	
6705 - Contracted Research	$43,492.30
6711 - Contract Manufacturing	$1,102,595.34
Total - 6705 - Contracted Research	**$1,146,087.64**
6706 - Clinical Trials	
6707 - Clinical Trials Services	
6707 - Clinical Trials Services	$10,043.07
Total - 6707 - Clinical Trials Services	**$10,043.07**
Total - 6706 - Clinical Trials	**$10,043.07**
6710 - Consultant/Contractor	$11,729.54
6720 - Legal	
6724 - Patent	$19,117.04
Total - 6720 - Legal	**$19,117.04**
Total - 6700 - Outside Services	**$1,199,893.95**
6750 - Equipment & IT Expense	
6751 - IT Equipment Expense	$357.41
Total - 6750 - Equipment & IT Expense	**$357.41**
7000 - Depreciation & Amortization Exp	
7002 - Depreciation Exp - Lab Equip	$1,679.29
7004 - Depreciation Costs	$15,690.94
Total - 7000 - Depreciation & Amortization Exp	**$17,370.23**
Total - Expense	**$1,558,272.57**
Net Ordinary Income	**($1,558,272.57)**
Other Income and Expenses	
Other Income	
8002 - Interest Income	$31.15
Total - Other Income	**$31.15**
Other Expense	
8004 - Interest Expense	$3,070.09
Total - Other Expense	$3,070.09
Net Other Income	**($3,038.94)**
Net Income	**($1,561,311.51)**

In re _Kalobios, Inc.___________________________
Debtor

Case No. _15-12628 (LSS)___________
Reporting Period:__12/30/2015 - 12/31/2015____

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$8,352,038.62	$8,352,038.62
Restricted Cash and Cash Equivalents (see continuation sheet)	$244,538.72	$244,538.72
Accounts Receivable (Net)	$0.00	$0.00
Notes Receivable	$0.00	$0.00
Inventories	$0.00	$0.00
Prepaid Expenses	$1,754,753.90	$1,754,753.90
Professional Retainers	$748,270.46	$748,270.46
Other Current Assets (attach schedule)	$149.07	$149.07
TOTAL CURRENT ASSETS	$11,099,750.77	$11,099,750.77
PROPERTY AND EQUIPMENT		
Real Property and Improvements	$0.00	$0.00
Machinery and Equipment	$1,029,285.05	$1,029,285.05
Furniture, Fixtures and Office Equipment	$77,184.20	$77,184.20
Leasehold Improvements	$112,099.40	$112,099.40
Vehicles	$0.00	$0.00
Less Accumulated Depreciation	($866,253.88)	($866,253.88)
TOTAL PROPERTY & EQUIPMENT	$352,314.77	$352,314.77
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)	$375,100.22	$375,100.22
TOTAL OTHER ASSETS	$375,100.22	$375,100.22
TOTAL ASSETS	$11,827,165.76	$11,827,165.76

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	$30,410.19	$30,410.19
Taxes Payable (refer to FORM MOR-4)	$0.00	$0.00
Wages Payable	$0.00	$0.00
Notes Payable	$0.00	$0.00
Rent / Leases - Building/Equipment	$0.00	$0.00
Secured Debt / Adequate Protection Payments	$0.00	$0.00
Professional Fees	$0.00	$0.00
Amounts Due to Insiders*	$0.00	$0.00
Other Postpetition Liabilities (attach schedule)	$0.00	$0.00
TOTAL POSTPETITION LIABILITIES	$30,410.19	$30,410.19
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt	$2,784,696.49	$2,784,696.49
TOTAL PRE-PETITION LIABILITIES	$2,784,696.49	$2,784,696.49
TOTAL LIABILITIES	$5,630,023.99	$5,630,023.99
OWNER EQUITY		
Capital Stock	$4,046.37	$4,046.37
Additional Paid-In Capital	$212,827,239.22	$212,827,239.22
Partners' Capital Account	$0.00	$0.00
Owner's Equity Account	$0.00	$0.00
Retained Earnings - Pre-Petition	($178,280,312.78)	($178,280,312.78)
Retained Earnings - Postpetition	$0.00	$0.00
Adjustments to Owner Equity (attach schedule)	($28,353,831.04)	($28,353,831.04)
Postpetition Contributions (Distributions) (Draws) (attach schedule)	$0.00	$0.00
NET OWNER EQUITY	$6,197,141.77	$6,197,141.77
TOTAL LIABILITIES AND OWNERS' EQUITY	$11,827,165.76	$11,827,165.76

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re

Debtor__Kalobios, Inc.________________________

Case No. _15-12628 (LSS)____________
Reporting Period:__12/30/2015 - 12/31/2015_

BALANCE SHEET - continuation sheet

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	Interest Receivable	$149.07	$149.07
Other Assets			
	Other Long Term Assets	$324,458.63	$324,458.63
	Deferred debt offering costs	$50,641.59	$50,641.59

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
Adjustments to Owner Equity			
	Net Income	($28,353,831.04)	($28,353,831.04)
Postpetition Contributions (Distributions) (Draws)			

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Kalobios Pharmaceuticals,Inc.
A/P Aging Summary
As of December 31, 2015

Vendor	Current Open Balance	2/9/2016 - 3/9/2016 (30) Open Balance	1/10/2016 - 2/8/2016 (60) Open Balance	12/11/2015 - 1/9/2016 (90) Open Balance	Before 12/11/2015 (>90) Open Balance	Total Open Balance
- No Vendor -						
	$0.00	$0.00	$0.00	$0.00	($11,556.30)	($11,556.30)
Total - No Vendor -	$0.00	$0.00	$0.00	$0.00	($11,556.30)	($11,556.30)
Shih, Ted	$0.00	$0.00	$0.00	$0.00	$60.28	$60.28
Vendor						
Accretive Solutions - Northern California, Inc.	$0.00	$0.00	$4,760.00	$2,062.50	$0.00	$6,822.50
Advance Research Associates Inc	$0.00	$0.00	$0.00	$50,545.43	$84,167.16	$134,712.59
Affinity Bio Partners, LLC dba Christina DiArcangelo Puller	$0.00	$0.00	$0.00	$1,050.00	$5,100.00	$6,150.00
Agility Clinical, Inc.	$0.00	$0.00	$0.00	$47,123.50	$0.00	$47,123.50
All Covered (formerly EveryNetwork)	$0.00	$0.00	$0.00	$2,552.00	$0.00	$2,552.00
Allied Administrators, Inc for Delta Dental	$0.00	$0.00	$0.00	$147.85	$0.00	$147.85
Aramark Refreshment Services (formerly Old Time Coffee)	$0.00	$0.00	$0.00	$507.54	$4,850.96	$5,358.50
Aramark Uniform Services	$0.00	$0.00	$85.02	$246.04	$30.49	$361.55
Argot Partners LLC	$0.00	$0.00	$0.00	$15,600.00	$0.00	$15,600.00
Arturo Salgado	$0.00	$0.00	$0.00	$0.00	$510.00	$510.00
Beyond Benefits Life Science Association Trust	$0.00	$0.00	$0.00	$30,776.78	$0.00	$30,776.78
Board of Trustees of the Leland Stanford Junior University	$0.00	$0.00	$315,239.99	$15,040.00	$0.00	$330,279.99
Brett Norman	$0.00	$0.00	$0.00	$0.00	$7,865.00	$7,865.00
Cabrini Health Ltd. member of Clinical Trials Australia	$0.00	$0.00	$0.00	$22,239.28	$3,985.22	$26,224.50
California Chamber of Commerce	$0.00	$0.00	$0.00	$129.43	$0.00	$129.43
Catalent CTS (Kansas City), LLC	$0.00	$0.00	$0.00	$89,436.10	$0.00	$89,436.10
Catalent Pharma Solutions - GALA (Madison)	$0.00	$0.00	$0.00	$0.00	$26,079.78	$26,079.78
Catalent Pharma Solutions - PA	$0.00	$0.00	$14,564.25	$16,740.29	$16,001.75	$47,306.29
Cedars-Sinai Medical Center	$0.00	$0.00	$0.00	$0.00	$73,000.00	$73,000.00
Charles River Laboratories	$0.00	$0.00	$2,625.17	$1,355.03	$0.00	$3,980.20
Cintas First Aid & Safety	$0.00	$0.00	$0.00	$154.81	$0.00	$154.81
CIT Technology Financing Inc.	$0.00	$0.00	$3,458.20	$0.00	$0.00	$3,458.20
Citrix Online LLC	$0.00	$0.00	$0.00	$741.75	$741.75	$1,483.50
Clinical Financial Services, LLC dba CFS Clinical; a part of Drug Dev	$0.00	$0.00	$0.00	$868.15	$6,320.44	$7,188.59
Clinical Network Services (CNS) Pty Ltd.	$0.00	$0.00	$0.00	$6,234.00	$11,631.00	$17,865.00
Clinical Pharmacovigilance Consulting, LLC dba Raneela Kausar Steiner	$0.00	$0.00	$2,250.00	$0.00	$0.00	$2,250.00
Cooley LLP	$0.00	$0.00	$0.00	$97.50	$0.00	$97.50
Covance Central Laboratory Svcs Inc	$0.00	$0.00	$0.00	$102.00	$102.00	$204.00
CRF Inc	$0.00	$0.00	$0.00	$0.00	$2,715.39	$2,715.39
Cryosite Distribution Pty Ltd (AUD)	$0.00	$0.00	$0.00	$0.00	$2,970.51	$2,970.51
Datasafe	$0.00	$0.00	$0.00	$345.00	$365.76	$710.76
Document Solutions Group Inc.	$0.00	$0.00	$0.00	$0.00	$13,536.00	$13,536.00
ePC Computer Solutions, Inc.	$0.00	$0.00	$0.00	$262.50	$1,875.00	$2,137.50
Ernst & Young, LLP	$0.00	$0.00	$0.00	$192,360.00	$0.00	$192,360.00
Eurofins BioPharma Product Testing Munich GmbH	$0.00	$0.00	$0.00	$0.00	$31,837.46	$31,837.46
Eurofins Lancaster Laboratories, Inc.	$0.00	$0.00	$0.00	$0.00	($5,614.45)	($5,614.45)
Excellence Consulting, LLC dba Claire M. Weber	$0.00	$0.00	$0.00	$0.00	$2,790.00	$2,790.00
FBE, Inc. dba Michael Adams	$0.00	$0.00	$0.00	$40,000.00	$0.00	$40,000.00
FedEx	$0.00	$0.00	$0.00	$199.18	$0.00	$199.18
Fisher BioServices, Inc.	$0.00	$0.00	$0.00	$3,353.48	$6,132.88	$9,486.36
Garima Jain	$0.00	$0.00	$0.00	$11,520.00	$0.00	$11,520.00
GE Mobile Water, Inc.	$0.00	$0.00	$0.00	$125.00	$0.00	$125.00
Gil De Vincenzi	$0.00	$0.00	$0.00	$3,680.00	$0.00	$3,680.00

Kalobios Pharmaceuticals,Inc.
A/P Aging Summary
As of December 31, 2015

Vendor	Current Open Balance	2/9/2016 - 3/9/2016 (30) Open Balance	1/10/2016 - 2/8/2016 (60) Open Balance	12/11/2015 - 1/9/2016 (90) Open Balance	Before 12/11/2015 (>90) Open Balance	Total Open Balance
Gunderson Dettmer	$0.00	$0.00	$13,642.50	$33,017.50	$17,937.00	$64,597.00
H. Lee Moffitt Cancer Center & Research Institute, Inc.	$0.00	$0.00	$0.00	$90,194.00	$5,194.00	$95,388.00
Hagop Youssoufian	$0.00	$0.00	$0.00	$4,000.00	$2,250.00	$6,250.00
HDMZ (formerly Zoomedia, Inc.)	$0.00	$0.00	$0.00	$2,342.50	$150.00	$2,492.50
HelixIP LLP	$0.00	$0.00	$0.00	$1,200.00	$0.00	$1,200.00
Hovione	$0.00	$0.00	$0.00	$0.00	($90.00)	($90.00)
Icahn School of Medicine at Mount Sinai	$0.00	$0.00	$0.00	$0.00	$40,776.32	$40,776.32
Icon Laboratory Services, Inc. (formerly Icon Development Solutions, LLC)	$0.00	$0.00	$18,440.00	$4,211.50	$0.00	$22,651.50
INC Research, LLC	$0.00	$0.00	$0.00	$0.00	$72,346.30	$72,346.30
Inspire Research, LLC	$0.00	$0.00	$0.00	$1,430.00	$770.00	$2,200.00
JGB BioPharma Consulting	$0.00	$0.00	$0.00	$0.00	$1,181.25	$1,181.25
Joe Laver	$0.00	$0.00	$0.00	$0.00	$5,985.00	$5,985.00
K.F. Howell Electric, Inc.	$0.00	$0.00	$0.00	$0.00	$450.00	$450.00
Kaiser Foundation Health Plan, Inc.	$0.00	$0.00	$731.78	$1,436.72	$0.00	$2,168.50
Kara Halvorsen Consulting LLC dba Kara J Halvorsen	$0.00	$0.00	$0.00	$2,750.00	$2,812.50	$5,562.50
KBA Docusys - CA	$0.00	$0.00	$102.83	$57.99	$13.00	$173.82
Kilpatrick Townsend & Stockton LLP	$0.00	$0.00	$44,657.10	$0.00	$85,480.28	$130,137.38
Knudson Associates, LLC	$0.00	$0.00	$0.00	$2,581.25	$8,750.00	$11,331.25
Kureczka/Martin Associates	$0.00	$0.00	$0.00	$1,942.50	$416.25	$2,358.75
LICR	$0.00	$0.00	$6,780.82	$0.00	$0.00	$6,780.82
Lonza Sales Ltd (GBP)	$0.00	$0.00	$0.00	$87,988.47	$13,361.69	$101,350.16
Marcum LLP	$0.00	$0.00	$0.00	$0.00	$20,000.00	$20,000.00
Mark G Camarena	$0.00	$0.00	$0.00	$0.00	$8,000.00	$8,000.00
Medical College of Wisconsin	$0.00	$19,117.04	$0.00	$23,804.61	$0.00	$42,921.65
Merrill Communications LLC	$0.00	$0.00	$1,970.20	$2,340.20	$1,183.30	$5,493.70
Monash University (AUD)	$0.00	$0.00	$0.00	$0.00	$58,729.63	$58,729.63
Morrow Service	$0.00	$0.00	$0.00	$0.00	$2,586.79	$2,586.79
Nelson Laboratories, Inc.	$0.00	$0.00	$0.00	$0.00	$1,140.00	$1,140.00
NetSuite Inc.	$0.00	$0.00	$0.00	$39,890.56	$0.00	$39,890.56
Novella Clinical Inc.	$0.00	$0.00	$0.00	$0.00	($254.34)	($254.34)
Novella Clinical Resourcing (NCR)	$0.00	$0.00	$0.00	$5,312.50	$4,250.00	$9,562.50
Oxford Global Resources, LLC	$0.00	$0.00	$330.00	$1,375.00	$5,197.50	$6,902.50
PG&E	$0.00	$0.00	$0.00	$5,724.65	$0.00	$5,724.65
Pharmaceutical Research Association, Inc. (PRA)	$0.00	$0.00	$108.69	$32,103.69	$13,641.31	$45,853.69
Pitney Bowes Global Financial Services LLC	$0.00	$0.00	$0.00	$216.62	$0.00	$216.62
PPD Development	$0.00	$0.00	$0.00	$7,220.00	$44,222.00	$51,442.00
PR Newswire Association, LLC	$0.00	$0.00	$0.00	$4,824.00	$2,790.00	$7,614.00
Praxair	$0.00	$0.00	$0.00	$35.97	$1,173.69	$1,209.66
ProTrials Research, Inc.	$0.00	$0.00	$0.00	$1,044.65	$0.00	$1,044.65
QualTek Molecular Laboratories	$0.00	$0.00	$0.00	$0.00	$53,993.00	$53,993.00
Quorum Review, Inc.	$0.00	$0.00	$600.00	$0.00	$1,995.00	$2,595.00
R&D Logic	$0.00	$0.00	$0.00	$990.00	$990.00	$1,980.00
Real Staffing Solutions, Inc. dba Real Staffing Group	$0.00	$0.00	$0.00	$1,550.00	$5,386.25	$6,936.25
Royal Adelaide Hospital c/o CNS	$0.00	$0.00	$7,674.48	$51,308.45	$0.00	$58,982.93
SCP Consultants LLC	$0.00	$0.00	$6,000.00	$12,800.00	$0.00	$18,800.00
Shadle Consulting	$0.00	$0.00	$382.00	$0.00	$5,709.52	$6,091.52
Shareholder.com	$0.00	$0.00	$0.00	$13,750.00	$876.00	$14,626.00
Shred-It USA LLC	$0.00	$0.00	$162.60	$1,046.86	$314.68	$1,524.14

Kalobios Pharmaceuticals,Inc.
A/P Aging Summary
As of December 31, 2015

Vendor	Current Open Balance	2/9/2016 - 3/9/2016 (30) Open Balance	1/10/2016 - 2/8/2016 (60) Open Balance	12/11/2015 - 1/9/2016 (90) Open Balance	Before 12/11/2015 (>90) Open Balance	Total Open Balance
South San Francisco Scavenger Company, Inc	$0.00	$0.00	$0.00	$0.00	$565.41	$565.41
SSI (US), Inc. dba Spencer Stuart	$0.00	$0.00	$0.00	$724.00	$2,529.00	$3,253.00
Stan's Radiographic Service, Inc.	$0.00	$0.00	$0.00	$900.00	$0.00	$900.00
Stericycle Speciality Waste Solutions, Inc.	$0.00	$0.00	$0.00	$280.00	$70.00	$350.00
Tanager Medical Writing, LLC	$0.00	$0.00	$0.00	$300.00	$0.00	$300.00
Technical Safety Services, Inc.	$0.00	$0.00	$0.00	$1,265.00	$0.00	$1,265.00
TelePacific Communications	$0.00	$0.00	$0.00	$3,370.54	$0.00	$3,370.54
The Cleveland Clinic Foundation	$0.00	$0.00	$0.00	$66,679.60	$0.00	$66,679.60
The Jackson Laboratory	$0.00	$0.00	$11,984.00	$0.00	$0.00	$11,984.00
The Regents of U.C., Davis	$0.00	$0.00	$400.00	$72,392.94	$0.00	$72,792.94
Therma Corp	$0.00	$0.00	$930.50	$0.00	$0.00	$930.50
Thesaurus Information and Strategies, Inc. (ThesIS)	$0.00	$0.00	$0.00	$8,982.00	$0.00	$8,982.00
TLC Administrators, Inc	$0.00	$0.00	$0.00	$157.50	$0.00	$157.50
Tom Weber	$0.00	$0.00	$0.00	$1,200.00	$0.00	$1,200.00
Total & Complete Services, Inc.	$0.00	$0.00	$3,790.52	$10,582.08	$3,802.00	$18,174.60
University of Miami	$0.00	$0.00	$0.00	$284,676.30	$6,450.00	$291,126.30
University of Texas M.D. Anderson Cancer Center	$0.00	$0.00	$0.00	$0.00	$1,606.25	$1,606.25
Voisin Life Sciences Consulting	$0.00	$0.00	$0.00	$0.00	$11,646.30	$11,646.30
VOX Network Solutions, Inc.	$0.00	$0.00	$0.00	$4,684.16	$0.00	$4,684.16
VSP	$0.00	$0.00	$113.28	$0.00	$0.00	$113.28
VSP (Cobra)	$0.00	$0.00	$0.00	$24.21	$0.00	$24.21
VWR International LLC	$0.00	$0.00	$0.00	$0.00	$547.10	$547.10
Willis of New Jersey, Inc.	$0.00	$0.00	$0.00	$80,066.69	$0.00	$80,066.69
World Courier	$0.00	$0.00	$0.00	$871.55	$541.75	$1,413.30
Total - Vendor	$0.00	$19,117.04	$461,783.93	$1,531,241.90	$814,459.83	$2,826,602.70
Total	$0.00	$19,117.04	$461,783.93	$1,531,241.90	$802,963.81	$2,815,106.68

In re__Kalobios, Inc.______________________
Debtor

Case No. ___15-12628 (LSS)__________
Reporting Period:_12/30/2016 - 12/31/2016__

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount	
Total Accounts Receivable at the beginning of the reporting period		$0.00
+ Amounts billed during the period		$0.00
- Amounts collected during the period		$0.00
Total Accounts Receivable at the end of the reporting period		$0.00
		$0.00
Accounts Receivable Aging	**Amount**	
0 - 30 days old		$0.00
31 - 60 days old		$0.00
61 - 90 days old		$0.00
91+ days old		$0.00
Total Accounts Receivable		$0.00
Amount considered uncollectible (Bad Debt)		$0.00
Accounts Receivable (Net)		$0.00

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.		x
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

3. An extension was filed for the 2015 Federal Income Tax and an estimated installment payment was paid to the state of California.